EXHIBIT 32.1

                  SECTION 906 CERTIFICATION OF
FRANK AIELLO


   CERTIFICATION OF PERIODIC REPORT

     In connection with the Periodic Report of Cal
Alta Auto Glass, Inc.,(the "Company") on Form 10-Q/A for the period ending March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank Aiello, President of the Company, certify, pursuant to 18 U.S.C.
ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1.) The Report fully complies with the
requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2.) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

Date: October 9, 2008
 By: /s/ Frank Aiello

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Frank Aiello

President/CEO/Principal Accounting Officer/ Dir.